Related Parties	12 Months Ended
Dec. 31, 2024
Related Parties [Abstract]
Related Parties

Note 11 — Related Parties

During the year ended December 31, 2023, the Group made a repayment to a director in the amount of approximately $128,000. During the year ended December 31, 2022, no advances were received or repaid from/to the individual shareholder. As of December 31, 2023, due from directors in an amount of approximately $15,000 was included in the line item “prepaid, deposits and other” in the consolidated balance sheets, and was fully collected subsequently.

During the year ended December 31, 2024, the Company’s CEO registered a TRS trading account with the Group and became a customer of the Group’s TRS trading service. As of December 31, 2024, the Group had extended margin financing totaling approximately $330,000 to the CEO and the underlying securities held in the account had a fair value of approximately $324,000, resulting in a net receivable of $5,000 due from the CEO. This receivable balance was recorded under "Prepaid expenses, deposits and other current assets" in the Group’s consolidated balance sheets. During the year ended December 31, 2024, the Group recognized approximately $29,000 in interest income from margin financing provided for the CEO's TRS trading activities. This amount has been recorded in the Group’s consolidated financial statements as interest income. This transaction was conducted with terms and conditions consistent with those that would be provided to unrelated parties in normal market conditions. All margin financing activities with the CEO were executed at prevailing market rates, with no preferential terms granted to either party.

As of December 31, 2024 and 2023, LML recorded payable to DAWA for research and development expenses in the amount of approximately $800,000 and $838,000, respectively. The amount was included in the line item “accrued expenses and other payables” in the consolidated balance sheets.